                                AMENDMENT NO. 13
                                       TO
                           FIRST AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

          The First Amended and Restated Master Distribution Agreement (the "Agreement"), dated as of July 16, 2001, by and between AIM Variable Insurance Funds, a Delaware statutory trust and A I M Distributors, Inc., a Delaware corporation, is hereby amended to remove AIM V.I. Small Cap Growth Fund;

     Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                           FIRST AMENDED AND RESTATED

                          MASTER DISTRIBUTION AGREEMENT
                                       OF
                          AIM VARIABLE INSURANCE FUNDS

SERIES I SHARES                       SERIES II SHARES
---------------                       ----------------
AIM V.I. Basic Balanced Fund          AIM V.I. Basic Balanced Fund
AIM V.I. Basic Value Fund             AIM V.I. Basic Value Fund
AIM V.I. Capital Appreciation Fund    AIM V.I. Capital Appreciation Fund
AIM V.I. Capital Development Fund     AIM V.I. Capital Development Fund
AIM V.I. Core Equity Fund             AIM V.I. Core Equity Fund
AIM V.I. Diversified Income Fund      AIM V.I. Diversified Income Fund
AIM V.I. Dynamics Fund                AIM V.I. Dynamics Fund
AIM V.I. Financial Services Fund      AIM V.I. Financial Services Fund
AIM V.I. Global Health Care Fund      AIM V.I. Global Health Care Fund
AIM V.I. Global Real Estate Fund      AIM V.I. Global Real Estate Fund
AIM V.I. Government Securities Fund   AIM V.I. Government Securities Fund
AIM V.I. High Yield Fund              AIM V.I. High Yield Fund
AIM V.I. International Growth Fund    AIM V.I. International Growth Fund
AIM V.I. Large Cap Growth Fund        AIM V.I. Large Cap Growth Fund
AIM V.I. Leisure Fund                 AIM V.I. Leisure Fund
AIM V.I. Mid Cap Core Equity Fund     AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Money Market Fund            AIM V.I. Money Market Fund
AIM V.I. Small Cap Equity Fund        AIM V.I. Small Cap Equity Fund
AIM V.I. Technology Fund              AIM V.I. Technology Fund
AIM V.I. Utilities Fund               AIM V.I. Utilities Fund"

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: May 1, 2007

                                        AIM VARIABLE INSURANCE FUNDS


Attest:                                 By:
        -----------------------------       ------------------------------------
        Assistant Secretary                 John M. Zerr
                                            Senior Vice President


                                        AIM DISTRIBUTORS, INC.


Attest:                                 By:
        -----------------------------       ------------------------------------
        Assistant Secretary                 Gene L. Needles
                                            President